Note 14 - Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note Disclosure [Text Block]
NOTE 14 – SHAREHOLDERS’ EQUITY

We are subject to various regulatory policies and requirements relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums.  At year end 2011 and 2010 we exceeded all requirements to be classified as well as capitalized.

On January 30, 2009 we issued 33,000 shares of Series A, no par value $1,000 liquidation preference, fixed rate cumulative perpetual preferred stock (Preferred Stock) and warrants to purchase 578,947 shares of our common stock at an exercise price of $8.55 per share (Warrants), to the U.S. Department of Treasury in return for $33 million under the Capital Purchase Program (CPP). Of the proceeds, $32.7 million was allocated to the Preferred Stock and $0.3 million was allocated to the Warrants based on the relative fair value of each. The $0.3 million discount on the Preferred Stock is being accreted using an effective yield method over five years. The Preferred Stock and Warrants qualify as Tier 1 capital.

The Preferred Stock pays cumulative quarterly cash dividends at a rate of 5% per year on the $1,000 liquidation preference through February 15, 2014 and at a rate of 9% per year thereafter. We accrue dividends based on the rates, liquidation preference and time since last quarterly dividend payment. Under the CPP, the consent of the U.S. Treasury is required for any quarterly common stock dividend of more than $0.225 per share (subject to adjustment for stock splits, stock dividends and certain other transactions) and for any common share repurchases (other than common share repurchases in connection with any benefit plan in the ordinary course of business) in each case until January 30, 2012, unless the Preferred Stock has been fully redeemed or the U.S. Treasury has transferred all the Preferred Stock to third parties prior to that date.  In addition, all accrued and unpaid dividends on the Preferred Stock must be declared and the payment set aside for the benefit of the holders of Preferred Stock before any dividend may be declared on our common stock and before any shares of our common stock may be repurchased, subject to certain limited exceptions.

Holders of shares of the Preferred Stock have no right to exchange or convert such shares into any other security of Firstbank Corporation and have no right to require the redemption or repurchase of the Preferred Stock.  The Preferred Stock does not have a sinking fund.  The Preferred Stock is non-voting, other than class voting rights on certain matters that could adversely affect the Preferred Stock.

After January 30, 2012, we may redeem the Preferred Stock for the liquidation preference plus accrued and unpaid dividends.  Any such redemption is subject to U.S. Treasury’s prior consultation with the Federal Reserve Board.

The Warrants are immediately exercisable for 578,947 shares of our common stock at an exercise price of $8.55 per common share. The Warrants are transferrable and may be exercised at any time on or before January 30, 2019.